UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2026

BLEICHROEDER ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43045	98-1888010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, Fl 47
New York, NY 10105

(Address of principal executive offices, including zip code)

212-984-3835
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BBCQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BBCQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BBCQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on August 25, 2026, Bleichroeder Acquisition Corp. II (the “Company” or “Bleichroeder”) convened an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to approve, among other things, the previously announced business combination with Pasqal Holding SAS, a French société par actions simplifiée (“Pasqal”).

At the Extraordinary General Meeting, the Company’s shareholders approved, in connection with the Business Combination, among other items, the 2026 Restricted Stock Units Plan, the 2026 Founder Share Subscription Warrants program and the 2026 Stock Option Program (collectively, the “Incentive Plans”) and the delegation of authority to grant warrants (bons de souscription d’actions) (the “Warrant Delegation”). Descriptions of the material terms of the Incentive Plans and the Warrant Delegation are included in the Company’s definitive proxy statement/prospectus dated August 5, 2026 (File No. 333-296239) (as supplemented by that certain proxy supplement no. 1 dated August 14, 2026, the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of each Incentive Plan, the forms of which are attached as Annex I-1, Annex I-2 and Annex I-3 to the Proxy Statement/Prospectus, and to the Warrant Delegation, the terms and conditions applicable to which are described in the Proxy Statement/Prospectus and are also incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 25, 2026, Bleichroeder held the Extraordinary General Meeting. As of August 4, 2026, the record date for the Extraordinary General Meeting, there were 38,333,333 of the Company’s ordinary shares issued and outstanding, consisting of 28,750,000 Class A ordinary shares, par value $0.0001 per share, and 9,583,333 Class B ordinary shares, par value $0.0001 per share. An aggregate of 24,086,739 ordinary shares (62.83%) were present either in person or by proxy at the Extraordinary General Meeting, which constituted a quorum.

At the Extraordinary General Meeting, the Company’s shareholders voted on the proposals described in the Company’s Proxy Statement/Prospectus. Capitalized terms used but not defined herein have the meanings assigned thereto in the Proxy Statement/Prospectus. The final voting results for each proposal are set forth below.

1.	The Business Combination Proposal. The proposal to approve the Business Combination Agreement, the additional agreements contemplated thereby, and the transactions contemplated therein and thereby, including the Reincorporation Merger and the Merger, was approved. The final voting tabulation for the Business Combination Proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,467,865	2,616,196	2,788	0

2.	The Reincorporation Merger Proposal. The proposal to approve the Reincorporation Plan of Merger and the Reincorporation Merger contemplated thereby was approved. The final voting tabulation for the Reincorporation Merger Proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,467,865	2,616,196	2,788	0

3.	The Merger Proposal. The proposal to approve the French Merger Agreement and the Merger contemplated thereby was approved. The final voting tabulation for the Merger Proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,466,490	2,615,896	4,463	0

4.	The Governing Documents Proposal. The proposal to approve the Proposed Governing Documents was approved. The final voting tabulation for the Governing Documents Proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,468,165	2,615,896	2,788	0

5.	The Advisory Governing Documents Proposals. Each of the six Advisory Governing Documents Proposals was approved on an advisory, non-binding basis. The final voting tabulations for the Advisory Governing Documents Proposals were as follows:

A.	Advisory Governing Documents Proposal 5A.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,468,165	2,615,896	2,788	0

B.	Advisory Governing Documents Proposal 5B.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,467,355	2,616,206	3,288	0

C.	Advisory Governing Documents Proposal 5C.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,468,165	2,615,896	2,788	0

D.	Advisory Governing Documents Proposal 5D.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,466,490	2,615,896	4,463	0

E.	Advisory Governing Documents Proposal 5E.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,367,913	3,715,848	3,088	0

F.	Advisory Governing Documents Proposal 5F.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,454,599	2,629,462	2,788	0

6.	The Director Election Proposal. The proposal to elect each of the following individuals to serve on the New Pasqal Board following consummation of the Business Combination was approved. The final voting tabulation for each director nominee was as follows:

	FOR	AGAINST
Dr. Wasiq Bokhari	21,470,546	2,616,303
Andrew Gundlach	21,470,546	2,616,303
Georges-Olivier Reymond	21,470,546	2,616,303
Michel Combes	21,470,486	2,616,363
Barbara Dalibard	21,470,346	2,616,503
Michael Blitzer	20,532,911	3,553,938
Alain Aspect	21,470,546	2,616,303
Nicolas Berdou	21,470,486	2,616,363
Jean Raby	21,470,546	2,616,303

7.	The Incentive Plan Proposals. Each of the four Incentive Plan Proposals was approved. The final voting tabulations for the Incentive Plan Proposals were as follows:

A.	RSU Incentive Plan Proposal 7A.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,439,034	2,643,907	3,908	0

B.	BSPCE Incentive Plan Proposal 7B.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,439,034	2,643,907	3,908	0

C.	Stock Option Incentive Plan Proposal 7C.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,439,029	2,643,907	3,913	0

D.	Warrant Delegation Proposal 7D.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,459,954	2,621,412	5,483	0

8.	The Share Issuance Proposal. The proposal to approve, including for purposes of complying with applicable Nasdaq Listing Rules, the issuance or potential issuance of New Pasqal securities in connection with the Business Combination and the related financing transactions, as described in the Proxy Statement/Prospectus, was approved. The final voting tabulation for the Share Issuance Proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,452,314	2,631,227	3,308	0

As there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the foregoing proposals, the “Adjournment Proposal” as described in the Proxy Statement/Prospectus was not presented to the Company’s shareholders for a vote.

Item 8.01 Other Events.

In connection with the shareholder vote at the Extraordinary General Meeting, the Company’s shareholders had the right to redeem all or a portion of their Class A ordinary shares for a per share price calculated in accordance with the Company’s memorandum and articles of association. The Company’s public shareholders holding 26,039,602 Class A ordinary shares validly elected to redeem their public shares upon consummation of the Closing of the Business Combination.

Forward-Looking Statements

This communication contains certain statements that are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “might,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “target,” “possible,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed Business Combination between Bleichroeder and Pasqal, and other statements that are not historical facts.

These statements are based on the current expectations of Bleichroeder and/or Pasqal’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bleichroeder and Pasqal. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions regarding Pasqal’s business and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political, social and business conditions; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement entered into in connection with the Business Combination, including failure by Bleichroeder or Pasqal to receive their respective shareholder approval or required regulatory approvals of the Business Combination; the number of redemption requests made by Bleichroeder’s shareholders in connection with the Business Combination, leaving the combined company with insufficient cash to execute its business plans; the outcome of any legal proceedings or governmental investigations that may be instituted against the parties following the announcement of the Business Combination; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction; the risk that the Business Combination disrupts Pasqal’s current plans and operations as a result of the announcement and consummation of the Business Combination; the risks related to Pasqal meeting expected business milestones; the effects of competition on Pasqal’s business; the ability of the combined company to execute its growth strategy, manage growth profitably and retain its key employees; the ability of the combined company to obtain or maintain the listing of its securities on a U.S. national securities exchange following the Business Combination; the ability to achieve dual listing on Euronext N.V. Paris following the Business Combination; costs related to the Business Combination; the ability of Bleichroeder or the combined company to raise capital or issue debt, equity or equity-linked securities in connection with the proposed Business Combination or in the future on reasonable terms or at all; the combined company’s ability to maintain internal control over financial reporting and operate as a public company; the risk from Pasqal pursuing an emerging technology, facing significant technical challenges and the potential that it may not achieve commercialization or market acceptance; Pasqal’s financial performance and limited operating history; Pasqal’s expectations regarding future financial performance, capital requirements and unit economics; Pasqal’s use and reporting of business and operational metrics; Pasqal’s competitive landscape; Pasqal’s dependence on members of its senior management and its ability to attract and retain qualified personnel; Pasqal’s potential need for additional future financing prior to or after the Business Combination as a combined company; Pasqal’s concentration of revenue in contracts with government or state-funded entities; Pasqal’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Pasqal’s reliance on strategic partners and other third parties; Pasqal’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; and other risks that will be detailed from time to time in filings with the SEC. The foregoing list of risk factors is not exhaustive. There may be additional risks that Pasqal and Bleichroeder presently do not know or that Pasqal and Bleichroeder currently believe are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide Pasqal’s and/or Bleichroeder’s expectations, plans and forecasts of future events and views as of the date of this communication. Pasqal and Bleichroeder anticipate that subsequent events and developments will cause their assessments to change. However, while Pasqal and/or Bleichroeder may elect to update these forward-looking statements in the future, Pasqal and Bleichroeder specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Pasqal’s or Bleichroeder’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

An investment in Bleichroeder is not an investment in any of its founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Bleichroeder, which may differ materially.

Additional Information and Where to Find It

In connection with the Business Combination, Bleichroeder, Bleichroeder Acquisition France Merger Sub 2, a société anonyme formed under the laws of the Republic of France, and Pasqal jointly filed the Registration Statement with the SEC, which was declared effective by the SEC on August 5, 2026, and which includes a definitive proxy statement/prospectus, and any corresponding supplements filed with the SEC. The definitive proxy statement/prospectus, including any supplements thereto, and certain other related documents have been mailed to Bleichroeder shareholders as of August 4, 2026, the record date established for voting on the proposed transaction, in connection with Bleichroeder’s solicitation for proxies for the vote by Bleichroeder’s shareholders in connection with the Business Combination and other matters described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued to Pasqal’s shareholders in connection with the completion of the Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus, including any supplements thereto, or any other document that Bleichroeder has sent to its shareholders in connection with the Business Combination.

BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS AND, IN EACH CASE, ANY AMENDMENTS THERETO FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION, RELATED TRANSACTIONS AND THE PARTIES TO THE BUSINESS COMBINATION. Shareholders of Bleichroeder will be able to obtain copies of these documents and other documents filed with the SEC free of charge at www.sec.gov.

Participants in the Solicitation

Bleichroeder and its directors, executive officers, and other members of management, and consultants, under SEC rules, may be deemed participants in the solicitation of proxies from Bleichroeder’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Bleichroeder and the Business Combination is contained in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” of the Annual Report filed by Bleichroeder with the SEC on March 16, 2026 and the Current Report on Form 8-K filed with the SEC on May 1, 2026, each of which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the proxy solicitation and their direct and indirect interests is contained in the Registration Statement and the proxy statement/prospectus, including any supplements thereto.

Pasqal, its directors, executive officers, other members of management, employees and consultants, under SEC rules, may be deemed participants in the solicitation of proxies of Bleichroeder’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Registration Statement and the proxy statement/prospectus, including any supplements thereto.

No Offer or Solicitation

This communication is for informational purposes only and is not (i) an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law nor (ii) the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or exemptions therefrom. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2026

BLEICHROEDER ACQUISITION CORP. II

By:	/s/ Marcello Padula
	Name:	Marcello Padula
	Title:	Chief Executive Officer and Chief Operating Officer